INTERCAPITAL INSURED MUNICIPAL BOND TRUST   Two World Trade Center, New York,
LETTER TO THE SHAREHOLDERS April 30, 1998   New York 10048

DEAR SHAREHOLDER:

We are pleased to present the semiannual report on the operations of InterCapital Insured Municipal Bond Trust (IMB) for the period ended April 30, 1998.

Since last fall domestic economic growth has been tempered by the deflationary impact of the Asian financial crisis. U.S. employment conditions strengthened and the unemployment rate declined to its lowest level since 1970. Inflation remained subdued despite the robust economy. In part this was the result of productivity gains and the lower costs of oil and other imports. Foreign currency turmoil strengthened the value of the U.S. dollar and created demand for U.S. Treasury securities. Municipal bonds followed the trend of Treasuries and yields declined to levels last seen 20 years ago. The bond market rally was also aided by prospects of the first federal budget surplus in more than two decades.

MUNICIPAL MARKET CONDITIONS

Long-term insured index yields ended April 1998 at 5.35 percent after reaching a low of 5.15 percent in December and January. Over the past 12 months the insured index yield has declined from 5.75 percent.


                   MMD 30 YEAR AAA INSURED AND TREASURY YIELD

DATE                AAA INS                  TSY                 % RELATIONSHIP
----                -------                  ---                 --------------
12/31/93             5.40%                   6.34%                   85.17%
01/31/94             5.40                    6.24                    86.54%
02/28/94             5.80                    6.66                    87.09%
03/31/94             6.40                    7.09                    90.27%
04/29/94             6.35                    7.32                    86.75%
05/31/94             6.25                    7.43                    84.12%
06/30/94             6.50                    7.61                    85.41%
07/29/94             6.25                    7.39                    84.57%
08/31/94             6.30                    7.45                    84.56%
09/30/94             6.55                    7.81                    83.87%
10/31/94             6.75                    7.96                    84.80%
11/30/94             7.00                    8.00                    87.50%
12/30/94             6.75                    7.88                    85.66%
01/31/95             6.40                    7.70                    83.12%
02/28/95             6.15                    7.44                    82.66%
03/31/95             6.15                    7.43                    82.77%
04/28/95             6.20                    7.34                    84.47%
05/31/95             5.80                    6.66                    87.09%
06/30/95             6.10                    6.62                    92.15%
07/31/95             6.10                    6.86                    88.92%
08/31/95             6.00                    6.66                    90.09%
09/29/95             5.95                    6.48                    91.82%
10/31/95             5.75                    6.33                    90.84%
11/30/95             5.50                    6.14                    89.58%
12/29/95             5.35                    5.94                    90.07%
01/31/96             5.40                    6.03                    89.55%
02/29/96             5.60                    6.46                    86.69%
03/29/96             5.85                    6.66                    87.84%
04/30/96             5.95                    6.89                    86.36%
05/31/96             6.05                    6.99                    86.55%
06/28/96             5.90                    6.89                    85.63%
07/31/96             5.85                    6.97                    83.93%
08/30/96             5.90                    7.11                    82.98%
09/30/96             5.70                    6.93                    82.25%
10/31/96             5.65                    6.64                    85.09%
11/29/96             5.50                    6.35                    86.61%
12/31/96             5.60                    6.63                    84.46%
01/31/97             5.70                    6.79                    83.95%
02/28/97             5.65                    6.80                    83.09%
03/31/97             5.90                    7.10                    83.10%
04/30/97             5.75                    6.94                    82.85%
05/30/97             5.65                    6.91                    81.77%
06/30/97             5.60                    6.78                    82.60%
07/30/97             5.30                    6.30                    84.13%
08/31/97             5.50                    6.61                    83.21%
09/30/97             5.40                    6.40                    84.38%
10/31/97             5.35                    6.15                    86.99%
11/30/97             5.30                    6.05                    87.60%
12/31/97             5.15                    5.92                    86.99%
01/31/98             5.15                    5.80                    88.79%
02/28/98             5.20                    5.92                    87.84%
03/31/98             5.25                    5.93                    88.53%
04/30/98             5.35                    5.95                    89.92%

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS April 30, 1998, continued

LARGEST SECTORS AS OF APRIL 30, 1998
(% OF NET ASSETS)

REFUNDED          26%
TRANSPORTATION    10%
EDUCATION          9%
IDR/PCR*           7%
ELECTRIC           6%
WATER & SEWER      6%
ALL OTHER          7%
MORTGAGE          29%


* INDUSTRIAL DEVELOPEMENT/POLLUTION CONTROL REVENUE.
PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

CREDIT ENHANCEMENTS AS OF APRIL 30, 1998
(% OF TOTAL LONG-TERM PORTFOLIO)

FGIC              25%
FSA               18%
GNMA               8%
AMBAC              6%
MBIA              43%


PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.



CALL STRUCTURE AS OF APRIL 30, 1998                    WEIGHTED AVERAGE
(% OF TOTAL LONG-TERM PORTFOLIO)                       CALL PROTECTION: 4 YEARS
PERCENT CALLABLE




 0%    2%    26%   44%   5%    2%    0%     6%   12%    0%    1%   2%

1998  1999  2000  2001  2002  2003  2004  2005  2006  2007  2008 2009+


PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS April 30, 1998, continued

The yield on one-year notes was 3.75 percent at the end of April 1998. Thus, the yield pickup for extending maturities from 1 to 30 years was 160 basis points.

The overall decline in interest rates led to an increase in new-issue municipal volume. In contrast, the U.S. Treasury's borrowing needs declined with the reduction in the deficit. Under these conditions, the municipal rally lagged the rally in Treasuries. The ratio of municipal yields to Treasury yields improved from 87 percent in October to almost 90 percent in April. A year ago the ratio was a relatively rich 83 percent. A rising ratio means that municipals have underperformed Treasuries but have become relatively more attractive.

Total municipal volume increased 20 percent in 1997. New-issue supply totaled $220 billion last year, with half the underwritings enhanced with bond insurance. Refundings represented one-quarter of total new issues. For the year-to-date, municipal underwriting is up 60 percent with refunding issues comprising one-third of the total.

PERFORMANCE

During the six-month period ended April 30, 1998, the Trust's net asset value
(NAV) declined from $15.53 to $15.46. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.49 per share, the Trust's total NAV return was 2.60 percent. IMB's price on the New York Stock Exchange slipped from $16.00 to $15.9375 per share. Based on this change in market price plus reinvestment of dividends, the Trust's total market return was 2.66 percent. On April 30, 1998 IMB was trading at a 3.09 percent premium to NAV. This means that the price of common stock was higher than the NAV.

Monthly dividends payable in the second quarter of 1998 were declared in March and remained unchanged at $0.0825 per share. The level of undistributed net investment income declined from $0.137 to $0.132 per share over the past six months.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding Auction Rate Preferred Shares (ARPS), including their purchase in the open market or in privately negotiated transactions.

PORTFOLIO STRUCTURE

The Trust remained fully invested in long-term municipal bonds during the period. Investments were diversified among 10 long-term sectors and 38 individual credits. As illustrated in the accompanying chart refunded bonds that will be called within 10 years comprised 26 percent of net assets. IMB's weighted

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS April 30, 1998, continued

average maturity and call protection were 19 and 4 years, respectively. To assure timely payment of principal and interest, each position in the portfolio was backed by triple "A" rated bond insurance or U.S. government-guaranteed securities.

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding ARPS. ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first is the amount of ARPS outstanding, the second the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

During the six-month period, ARPS leverage contributed approximately $0.07 per share to common share earnings. The Trust's only ARPS series yielded 3.73 percent during the period. The series totaled $30 million and represented 27 percent of net assets.

LOOKING AHEAD

The economic fundamentals are in place for another year of solid, albeit less spectacular, domestic growth in 1998. Events in Asia have strengthened the U.S. dollar and contributed to lower interest rates. The Asian financial crisis seems likely to moderate U.S. economic growth and inflationary pressures. While this outlook is favorable for municipal bonds it is possible that the Federal Reserve Board may begin to tighten monetary policy if capacity and labor constraints cause cost pressures to mount.

We appreciate your ongoing support of InterCapital Insured Municipal Bond Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
PORTFOLIO OF INVESTMENTS April 30, 1998 (unaudited)

 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE         VALUE
----------------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (97.0%)
            Educational Facilities Revenue (8.8%)
$   6,000   Massachusetts Health & Educational Facilities Authority, Boston
             University Ser 1991 Ser K & L (MBIA) ...........................  6.66 %   10/01/31  $  6,493,920
    2,000   New York State Dormitory Authority, St John's University Ser
             1996 (MBIA) ....................................................  5.70     07/01/26     2,066,880
    1,000   Pennsylvania Higher Educational Facilities Authority, Duquesne
             University Refg Ser A of 1991 (MBIA) ...........................  6.75     04/01/20     1,056,660
-----------                                                                                       --------------
    9,000                                                                                            9,617,460
-----------                                                                                       --------------
            Electric Revenue (6.1%)
    3,000   Piedmont Municipal Power Agency, South Carolina, 1991 Refg Ser
             (FGIC)  ........................................................  6.50     01/01/11     3,198,450
    1,500   South Carolina Public Service Authority, Santee Cooper 1997 Refg
             Ser A (MBIA) ...................................................  5.00     01/01/29     1,421,190
    2,000   Snohomish County Public Utility District #1, Washington, 1993
             Ser (FGIC)  ....................................................  6.00     01/01/18     2,089,040
-----------                                                                                       --------------
    6,500                                                                                            6,708,680
-----------                                                                                       --------------
            Hospital Revenue (1.9%)
    2,000   University of Missouri, Health Ser 1996 A (AMBAC) ...............  5.50     11/01/16     2,035,120
-----------                                                                                       --------------
            Industrial Development/Pollution Control Revenue (7.4%)
    2,500   Jasper County, Indiana, Northern Indiana Public Service Co
             Collateralized Ser 1991 (MBIA) .................................  7.10     07/01/17     2,713,850
    1,000   Rockport, Indiana, Indiana & Michigan Power Co Ser B (Secondary
             FGIC)  .........................................................  7.60     03/01/16     1,092,200
    1,000   Burlington, Kansas, Kansas Gas & Electric Co Ser 1991 (MBIA)  ...  7.00     06/01/31     1,084,140
    3,000   New Hampshire Industrial Development Authority, Canal Electric
             Co (AMT)(FGIC) .................................................  7.375    12/01/20     3,250,140
-----------                                                                                       --------------
    7,500                                                                                            8,140,330
-----------                                                                                       --------------
            Mortgage Revenue - Multi-Family (2.9%)
    2,955   New York State Housing Finance Agency, 1996 Ser A Refg (FSA)  ...  6.10     11/01/15     3,184,279
-----------                                                                                       --------------
            Mortgage Revenue - Single Family (26.3%)
    1,645   District of Columbia Housing Finance Agency, GNMA Collateralized
             Ser 1988 E (AMT) ...............................................  7.70     12/01/22     1,714,024
      145   Hawaii Housing Finance & Development Corporation, Ser 1989 A
             (AMT)(Bifurcated FSA) ..........................................  7.70     07/01/29       150,087
      915   Sedgwick & Shawnee County, Kansas, GNMA Collateralized 1990 Ser
             B (AMT)(AMBAC) .................................................  7.80     06/01/22       965,334
    5,000   Maine Housing Authority, Ser 1991 A (Bifurcated FSA) ............  7.40     11/15/22     5,305,450
    4,720   Massachusetts Housing Finance Agency, Ser 14 (Bifurcated FSA)  ..  7.60     12/01/14     4,933,863
    1,805   Minnesota Housing Finance Agency, Ser 1990 A (AMT)(Bifurcated
             FSA) ...........................................................  7.85     07/01/22     1,895,629
    1,825   Missouri Housing Development Commission, GNMA-Backed 1991 Ser A
             (AMT) ..........................................................  7.375    08/01/23     1,926,196
    4,800   Nebraska Investment Finance Authority, GNMA-Backed 1990 Ser 1 &
             2 (AMT) ........................................................  7.631    09/10/30     5,090,016



                      SEE NOTES TO FINANCIAL STATEMENTS

                                       5

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
PORTFOLIO OF INVESTMENTS April 30, 1998 (unaudited) continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE         VALUE
----------------------------------------------------------------------------------------------------------------
 $    620   New Jersey Housing & Mortgage Finance Agency, Home Buyer Ser E
             (MBIA) .........................................................  7.65 %   10/01/16   $    645,959
    1,910   Tennessee Housing Development Agency, Homeownership Issue S
             (AMT)(Secondary MBIA) ..........................................  7.625    07/01/22      2,029,089
    3,935   Wisconsin Housing & Economic Development Authority,
             Homeownership 1991 Ser A (Bifurcated FSA) ......................  7.50     09/01/17      4,143,870
-----------                                                                                       --------------
   27,320                                                                                            28,799,517
-----------                                                                                       --------------
            Transportation Facilities Revenue (10.2%)
    3,000   Hawaii, Airports Second Ser 1990 (AMT)(FGIC) ....................  7.50     07/01/20      3,227,250
    2,000   Wayne County, Michigan, Detroit Metropolitan Wayne County
             Airport Sub Lien Ser 1991 B (AMT)(MBIA) ........................  6.75     12/01/21      2,160,720
    5,000   New Hampshire, Turnpike 1991 Refg Ser B & C (FGIC) ..............  6.805    11/01/17      5,744,250
-----------                                                                                       --------------
   10,000                                                                                            11,132,220
-----------                                                                                       --------------
            Water & Sewer Revenue (6.0%)
    2,250   Broward County, Florida, Utility Ser 1991 (FGIC) ................  6.00     10/01/20      2,341,305
    4,000   Norfolk, Virginia, Water Ser 1995 (MBIA) ........................  5.875    11/01/20      4,200,440
-----------                                                                                       --------------
    6,250                                                                                             6,541,745
-----------                                                                                       --------------
            Other Revenue (1.9%)
    2,000   Las Cruces, New Mexico, Ser 1995 (AMT)(MBIA) ....................  5.50     12/01/15      2,020,340
-----------                                                                                       --------------
            Refunded (25.5%)
    2,000   Castaic Lake Water Agency, California, Ser 1990 COPs (MBIA) .....  7.125    08/01/00+     2,168,640
    5,000   Eastern Municipal Water District, California, Water & Sewer Ser
             1991 COPs (FGIC) ...............................................  6.50     07/01/01+     5,431,450
    2,000   Connecticut Health & Educational Facilities Authority, Yale-New
             Haven Hospital Ser F (MBIA) ....................................  7.10     07/01/00+     2,158,940
    3,000   Jacksonville Health Facilities Authority, Florida, New
             Children's Hospital at Baptist Medical Center Ser 1991 (MBIA) ..  7.00     06/01/01+     3,287,610
    5,000   Cook County, Illinois, Ser 1992 A (MBIA) ........................  6.60     11/15/02+     5,544,100
    3,000   Illinois Health Facilities Authority, Memorial Medical Center
             Ser 1989 (MBIA) ................................................  6.75     10/01/00+     3,233,790
    1,000   Nebraska Investment Finance Authority, Methodist Health System
             Inc 1991 (MBIA) ................................................  7.00     03/01/01+     1,090,980
    1,425   Port of Portland, Oregon, Portland International Airport Ser
             Seven B (AMT)(MBIA) ............................................  7.10     01/01/12+     1,711,710
    3,000   Bucks County Industrial Development Authority, Pennsylvania,
             Grand View Hospital Ser of 1991 (AMBAC) ........................  7.00     07/01/01+     3,290,730
-----------                                                                                       --------------
   25,425                                                                                            27,917,950
-----------                                                                                       --------------
   98,950   TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $98,008,891) ..                       106,097,641
-----------                                                                                       --------------


                      SEE NOTES TO FINANCIAL STATEMENTS

                                       6

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
PORTFOLIO OF INVESTMENTS April 30, 1998 (unaudited) continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE         VALUE
----------------------------------------------------------------------------------------------------------------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (1.2%)
  $    300  South Carolina Jobs Economic Development Authority, St Francis
             Hospital Ser 1990 (Demand 05/01/98) ............................  4.25*%   07/01/22   $    300,000
     1,000  Harris County Health Facilities Development Corporation, Texas,
             St Luke's Episcopal Hospital Ser 1997 A (Demand 05/01/98) ......  4.25*    02/15/27      1,000,000
-----------                                                                                       --------------
     1,300  TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS
            (Identified Cost $1,300,000) .............................................                1,300,000
-----------                                                                                       --------------
  $100,250  TOTAL INVESTMENTS (Identified Cost $99,308,891) (a) ......................    98.2%     107,397,641
===========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ...........................     1.8        2,012,005
                                                                                      ----------- --------------
            NET ASSETS ...............................................................   100.0%    $109,409,646
                                                                                      =========== ==============


------------
AMT          Alternative Minimum Tax.
COPs         Certificates of Participation.
+            Prerefunded to call date shown.
*            Current coupon of variable rate demand obligation.
(a)          The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $8,097,495 and the aggregate gross unrealized depreciation is $8,745, resulting in net unrealized appreciation of $8,088,750.

Bond Insurance:
AMBAC        AMBAC Indemnity Corporation.
FGIC         Financial Guaranty Insurance Company.
FSA          Financial Security Assurance Inc.
MBIA         Municipal Bond Investors Assurance Corporation.

-----------------------------------------------------------------------------
                      GEOGRAPHIC SUMMARY OF INVESTMENTS
Based on Market Value as a Percent of Net Assets
April 30, 1998

California ...........    7.0%
Connecticut ..........    2.0
District of Columbia..    1.6
Florida ..............    5.2
Hawaii ...............    3.1
Illinois .............    8.0
Indiana ..............    3.5
Kansas ...............    1.9
Maine ................    4.8
Massachusetts ........   10.4
Michigan .............    2.0%
Minnesota ............    1.7
Missouri .............    3.6
Nebraska .............    5.6
New Hampshire ........    8.2
New Jersey ...........    0.6
New Mexico ...........    1.8
New York .............    4.8
Oregon ...............    1.6
Pennsylvania .........    4.0
South Carolina .......    4.5%
Tennessee ............    1.9
Texas ................    0.9
Virginia .............    3.8
Washington ...........    1.9
Wisconsin ............    3.8
                         ----
Total ..............     98.2%
                         ====

-----------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1998 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $99,308,891).........................................    $107,397,641
Cash...................................................................         141,124
Receivable for:
  Interest.............................................................       2,012,188
  Investments sold.....................................................          45,000
Prepaid expenses.......................................................          34,017
                                                                         --------------
  TOTAL ASSETS ........................................................     109,629,970
                                                                         --------------
LIABILITIES:
Payable for:
  Dividends to preferred shareholders..................................          91,974
  Investment management fee............................................          35,929
Accrued expenses.......................................................          92,421
                                                                         --------------
  TOTAL LIABILITIES ...................................................         220,324
                                                                         --------------
  NET ASSETS ..........................................................    $109,409,646
                                                                         ==============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized
 of non-participating $.01 par value, 600 shares outstanding) .........    $ 30,000,000
                                                                         --------------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 5,137,563 shares outstanding).........................      70,937,933
Net unrealized appreciation............................................       8,088,750
Accumulated undistributed net investment income........................         676,135
Accumulated net realized loss..........................................        (293,172)
                                                                         --------------
  NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ........................      79,409,646
                                                                         --------------
  TOTAL NET ASSETS ....................................................    $109,409,646
                                                                         ==============
NET ASSET VALUE PER COMMON SHARE
 ($79,409,646 divided by 5,137,563 common shares outstanding) .........         $ 15.46
                                                                                =======

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the six months ended April 30, 1998 (unaudited)

NET INVESTMENT INCOME:
INTEREST INCOME ......................    $3,409,708
                                        ------------
EXPENSES
Investment management fee.............       191,726
Auction commission fees...............        55,788
Professional fees.....................        47,884
Transfer agent fees and expenses .....        19,618
Trustees' fees and expenses...........         8,869
Registration fees.....................         8,225
Shareholder reports and notices ......         4,905
Auction agent fees....................         3,789
Custodian fees........................         2,496
Other.................................         6,737
                                        ------------
  TOTAL EXPENSES .....................       350,037
Less: expense offset .................        (2,488)
                                        ------------
  NET EXPENSES .......................       347,549
                                        ------------
  NET INVESTMENT INCOME ..............     3,062,159
                                        ------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss.....................        (7,977)
Net change in unrealized
 appreciation.........................      (358,591)
                                        ------------
  NET LOSS ...........................      (366,568)
                                        ------------
NET INCREASE .........................    $2,695,591
                                        ============

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                     FOR THE SIX     FOR THE YEAR
                                                    MONTHS ENDED        ENDED
                                                   APRIL 30, 1998  OCTOBER 31, 1997
-------------------------------------------------  -------------- ----------------
                                                     (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ............................  $  3,062,159     $  6,179,031
Net realized loss.................................        (7,977)         (27,561)
Net change in unrealized appreciation.............      (358,591)         847,032
                                                   -------------- ----------------
  NET INCREASE ...................................     2,695,591        6,998,502
                                                   -------------- ----------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
INCOME:
Preferred.........................................      (548,778)      (1,131,150)
Common............................................    (2,543,027)      (4,947,971)
                                                   -------------- ----------------
  TOTAL ..........................................    (3,091,805)      (6,079,121)
                                                   -------------- ----------------
Decrease from transactions in common shares of
 beneficial interest..............................       --              (345,471)
                                                   -------------- ----------------
  NET INCREASE (DECREASE).........................      (396,214)         573,910
NET ASSETS:
Beginning of period...............................   109,805,860      109,231,950
                                                   -------------- ----------------
  END OF PERIOD
  (Including undistributed net investment income
  of $676,135 and $705,781, respectively) ........  $109,409,646     $109,805,860
                                                   ============== ================

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1998 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Insured Municipal Bond Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on February 27, 1990 and commenced operations on February 28, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1998 (unaudited) continued

income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 1998 aggregated $715,000.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 1998, the Trust had transfer agent fees and expenses payable of approximately $3,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $1,951. At April 30, 1998, the Trust had an accrued pension liability of $39,114 which is included in accrued expenses in the Statement of Assets and Liabilities.

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1998 (unaudited) continued

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

             AMOUNT IN              RESET        RANGE OF
 SHARES*    THOUSANDS*    RATE*     DATE     DIVIDEND RATES**
---------  ------------ -------  ---------- ----------------
    600       $30,000     3.73%   07/02/98         3.73%

------------
*      As of April 30, 1998.
**     For the six months ended April 30, 1998.

Subsequent to April 30, 1998 and up through June 5, 1998, the Trust paid dividends at a rate of 3.73% in the aggregate amount of $187,014.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                      CAPITAL
                                                                                                      PAID IN
                                                                                                     EXCESS OF
                                                                             SHARES     PAR VALUE    PAR VALUE
                                                                          ----------- -----------  -------------
Balance, October 31, 1996 ...............................................  5,161,563     $51,616    $71,231,788
Treasury shares purchased and retired (weighted average discount 6.52%)*     (24,000)       (240)      (345,231)
                                                                          ----------- -----------  -------------
Balance, October 31, 1997 and April 30, 1998 ............................  5,137,563     $51,376    $70,886,557
                                                                          =========== ===========  =============

------------

* The Trustees have voted to retire the shares purchased.

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1998 (unaudited) continued

6. FEDERAL INCOME TAX STATUS

At October 31, 1997, the Trust had a net capital loss carryover of approximately $285,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:

         AMOUNT IN THOUSANDS
-------------------------------------
 2001    2002    2003   2004    2005
------  ------ ------  ------ ------
$79       $68    $62     $49    $27
======  ====== ======  ====== ======

7. DIVIDENDS TO COMMON SHAREHOLDERS

On March 24, 1998, the Trust declared the following dividends from net investment income:

    AMOUNT          RECORD           PAYABLE
   PER SHARE         DATE              DATE
-------------  ---------------- ----------------
    $0.0825       May 8, 1998      May 22, 1998
    $0.0825      June 5, 1998     June 19, 1998

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                      FOR THE SIX
                                                     MONTHS ENDED          FOR THE YEAR ENDED OCTOBER 31*
                                                    APRIL 30, 1998 ---------------------------------------------
                                                                      1997        1996        1995        1994
                                                    -------------- ----------  ---------- ----------  ----------
                                                      (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............     $ 15.53       $15.35     $ 15.41    $ 14.16     $ 16.75
                                                    -------------- ----------  ---------- ----------  ----------
Net investment income..............................        0.60         1.20        1.21       1.22        1.34
Net realized and unrealized gain (loss)............       (0.07)        0.16       (0.17)      1.30       (2.49)
                                                    -------------- ----------  ---------- ----------  ----------
Total from investment operations...................        0.53         1.36        1.04       2.52       (1.15)
                                                    -------------- ----------  ---------- ----------  ----------
Less dividends and distributions from:
 Net investment income.............................       (0.49)       (0.96)      (0.90)     (1.04)      (1.21)
 Common share equivalent of dividends paid to
  preferred shareholders...........................       (0.11)       (0.22)      (0.22)     (0.23)      (0.23)
 Net realized gain.................................        --           --          --         --          --
                                                    -------------- ----------  ---------- ----------  ----------
Total dividends and distributions..................       (0.60)       (1.18)      (1.12)     (1.27)      (1.44)
                                                    -------------- ----------  ---------- ----------  ----------
Anti-dilutive effect of acquiring treasury shares .        --           --          0.02       --          --
                                                    -------------- ----------  ---------- ----------  ----------
Net asset value, end of period.....................     $ 15.46       $15.53     $ 15.35    $ 15.41     $ 14.16
                                                    ============== ==========  ========== ==========  ==========
Market value, end of period........................     $15.938       $16.00     $14.125    $14.625     $12.875
                                                    ============== ==========  ========== ==========  ==========
TOTAL INVESTMENT RETURN+...........................        2.66%(1)    20.62%       3.06%     22.10%     (22.37)%
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS:
Total expenses.....................................        0.88%(2)(3)  0.89%(3)    0.92%      0.91%(3)    1.03 %
Net investment income before preferred stock
 dividends.........................................        7.68%(2)     7.80%       7.85%      8.16%       8.68 %
Preferred stock dividends .........................        1.38%(2)     1.43%       1.41%      1.53%       1.49 %
Net investment income available to common
 shareholders......................................        6.30%(2)     6.37%       6.44%      6.63%       7.19 %
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands............    $109,410     $109,806    $109,232    $110,718   $109,377
Asset coverage on preferred shares at end of
 period............................................         364%         365%        363%       369%        312 %
Portfolio turnover rate ...........................        --              2%          5%         6%         12 %

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                      1993
                                                    --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............   $14.84
                                                    --------
Net investment income..............................     1.41
Net realized and unrealized gain (loss)............     2.04
                                                    --------
Total from investment operations...................     3.45
                                                    --------
Less dividends and distributions from:
 Net investment income.............................    (1.26)
 Common share equivalent of dividends paid to
  preferred shareholders...........................    (0.24)
 Net realized gain.................................    (0.04)
                                                    --------
Total dividends and distributions..................    (1.54)
                                                    --------
Anti-dilutive effect of acquiring treasury shares .     --
                                                    --------
Net asset value, end of period..................... $  16.75
                                                    ========
Market value, end of period........................ $ 17.875
                                                    ========
TOTAL INVESTMENT RETURN+...........................    17.74%
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS:
Total expenses.....................................     1.01%
Net investment income before preferred stock
 dividends.........................................     8.86%
Preferred stock dividends .........................     1.49%
Net investment income available to common
 shareholders......................................     7.37%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands............ $128,031
Asset coverage on preferred shares at end of
 period............................................      319%
Portfolio turnover rate ...........................        6%

------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)    Not annualized.
(2)    Annualized.
(3)    Does not reflect the effect of expense offset of 0.01%.

                      SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.

INTERCAPITAL
INSURED
MUNICIPAL
BOND TRUST



SEMIANNUAL REPORT
APRIL 30, 1998